FOR IMMEDIATE RELEASE:

DRUGMAX ANNOUNCES SALE OF LEGACY DRUG DISTRIBUTION BUSINESS

Company to Focus on Higher Margin Core Pharmacy and Specialty Pharmaceutical Business

Farmington, CT, December 23, 2005 - DrugMax, Inc. (Nasdaq: DMAX), a specialty pharmacy and drug distribution provider, announced today it is selling selected assets related to its wholesale pharmaceutical distribution business located in New Castle, Pennsylvania to Rochester Drug Cooperative. Under the terms of the purchase agreement, Rochester Drug Cooperative will acquire the Company’s customer lists, fixtures and equipment, and provide assistance in collection of customer accounts receivables; the expected approximate value from all of these assets is $5.6 million. Additionally, Rochester Drug Cooperative will retain certain employees and assume lease payments of approximately $200,000 per year. As part of the overall transaction, inventory valued at approximately $4.8 million will be allocated to the Familymeds pharmacies and $3.0 million will be used to continue servicing the ongoing physician specialty sales. The total amount expected to be realized from this transaction will be applied to our senior credit facility. The deal is expected to close before year end 2005.

The Company had previously announced its intention to exit the lower margin wholesale drug distribution business associated with the former DrugMax business model acquired as part of the fourth quarter 2004 merger between DrugMax and Familymeds Group, Inc. Accordingly, as of October 2005, the Company has categorized its wholesale distribution business as “discontinued operations.” The sales from this legacy business, which primarily distributed pharmaceuticals and over the counter products to other pharmacies, were approximately $90 million annually. This wholesale distribution business accounted for more than $4 million in year-to-date associated losses due to the higher operating expense model of this business and its reduced purchasing scale. Following the sale, the Company will concentrate solely on its pharmacy business and specialty pharmaceutical sales to physicians or related healthcare providers located in facilities where it operates pharmacies.

Ed Mercadante, R.Ph., Co-Chairman and Chief Executive Officer of DrugMax, said, “We are pleased to be selling our wholesale distribution business to a company that has built a strong reputation in the industry over the past 100 years. The sale of the business to Rochester Drug Cooperative ensures that customers will continue to receive a high level of service from an industry leader.”

Mr. Mercadante continued, “We believe the sale of our non-core wholesale distribution business is a critical accomplishment, enabling the Company to achieve significant objectives. Our renewed and sharpened focus on our core pharmacy business positions us to more fully benefit from the need for cost-effective treatment of chronic and acute diseases and health conditions. With 84 specialty pharmacies located at or near the point of medical care, a growing Worksite Pharmacy SM business and direct distribution into our related physician providers, DrugMax is poised to take advantage of its integrated specialty drug platform and capitalize on the industry’s favorable fundamentals. At the same time, our focus on the higher gross margin core pharmacy business bodes well for the Company increasing its market share in the specialty pharmacy area and achieving sustained future profitability.”

Mr. Mercadante concluded, “In just over 90 days, we have effectively transformed the Company into a much stronger and more focused operation with significant financial liquidity. As we continue to execute our operational improvements aimed at enhanced financial performance, we will actively seek opportunities to grow market share of clinic and specialty pharmacies through acquisitions while taking advantage of organic growth opportunities in our worksite pharmacy business. We are excited about our growth prospects and will take care to ensure that all transactions are in the best long-term interests of the Company and its shareholders.”

About DrugMax, Inc.

DrugMax, Inc. is a specialty pharmacy and drug distribution provider formed by the merger on November 12, 2004 of DrugMax, Inc. and Familymeds Group, Inc. DrugMax works closely with doctors, patients, managed care providers, medical centers and employers to improve patient outcomes while delivering low cost and effective healthcare solutions. The Company is focused on building an integrated specialty drug platform through its pharmacy and specialty pharmaceutical operations. DrugMax operates 84 locations, including 7 franchised locations, in 13 states under the Arrow Pharmacy & Nutrition Center and Familymeds Pharmacy brand names. The Company also operates Worksite PharmaciesSM located on-site at major employer groups as well as specialty pharmaceutical distribution directly to physicians and other healthcare providers. The DrugMax platform is designed to provide services for the treatment of acute and complex health diseases including chronic medical conditions such as cancer, diabetes and pain management. The Company often serves defined population groups on an exclusive, closed panel basis to maintain costs and improve patient outcomes. DrugMax offers a comprehensive selection of brand name and generic pharmaceuticals, non-prescription healthcare-related products, and diagnostic supplies to its patients, physicians, clinics, long- term care and assisted living centers. More information about DrugMax can be found at http://www.drugmax.com. The Company's online product offering can be found at http://www.familymeds.com.

Safe Harbor Provisions

Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by DrugMax, Inc., including those contained herein, that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, are statements regarding the intent, belief or current expectations, estimates or projections of DrugMax, its directors or its officers about DrugMax and the industry in which it operates, and include among other items, statements regarding (a) its strategy of building an integrated specialty pharmacy platform with multiple sales channels, (b) DrugMax’s plans to dispose of its legacy wholesale distribution business, (c) its growth strategies and opportunities, including its plans to open new Worksite locations and acquire additional pharmacies, (d) its use of proceeds from its recent refinancing, (e) trends affecting its financial condition or results of operations and (f) its ability to control costs and to meet its liquidity and other financing needs. Although DrugMax believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When used in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (a) management's ability to successfully implement is business and growth strategies, including its ability to increase sales to target physician groups and to establish and expand its specialty pharmacy network platform, (b) its ability to dispose of its legacy wholesale distribution business and to operate that business until it is disposed of, (c) its ability to identify and acquire potential acquisitions, (d) changes in the regulatory and general economic environment related to the health care and pharmaceutical industries, including possible changes in reimbursement for healthcare products and in manufacturers’ pricing or distribution policies; (e) conditions in the capital markets, including the interest rate environment and the availability of capital; (f) changes in the competitive marketplace that could affect DrugMax’s revenue and/or cost bases, such as increased competition, lack of qualified marketing, management or other personnel, and increased labor and inventory costs; and (g) changes regarding the availability and pricing of the products which DrugMax distributes, as well as the loss of one or more key suppliers for which alternative sources may not be available. Further information relating to factors that could cause actual results to differ from those anticipated is included under the heading Risk Factors in DrugMax's Form 10-K for the year ended January 1, 2005 filed with the U.S. Securities and Exchange Commission. DrugMax disclaims any intention or obligation to update or revise forward- looking statements, whether as a result of new information, future events or otherwise.

Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by DrugMax, Inc., including those contained herein, that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, are statements regarding the intent, belief or current expectations, estimates or projections of DrugMax, its directors or its officers about DrugMax and the industry in which it operates, and include among other items, statements regarding the use of proceeds from its refinancing and DrugMax's growth strategy and opportunities. Although DrugMax believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When used in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, management's ability to successfully implement is business and growth strategies, as well as its ability to integrate DrugMax and Familymeds and to increase sales to target physician groups. Further information relating to factors that could cause actual results to differ from those anticipated is included under the heading Risk Factors in DrugMax's Form 10-K for the year ended January 1, 2005 filed with the U.S. Securities and Exchange Commission. DrugMax disclaims any intention or obligation to update or revise forward- looking statements, whether as a result of new information, future events or otherwise.

Contact:
DrugMax, Inc. (Nasdaq: DMAX)
Leon Berman, The IGB Group
212-477-8438
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